UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

J. C. Penney Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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J. C. PENNEY COMPANY, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

JCPenney

Every Day Matters

jcp.com

J. C. PENNEY COMPANY, INC.

6501 LEGACY DRIVE

PLANO, TX 75024

Stockholder Meeting to be held on 05/15/09

Proxy Materials Available

• Notice and Proxy Statement

• Annual Report on Form 10-K

• Summary Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/01/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual

Meeting Date: 05/15/09

Meeting Time: 10:30 A.M., CDT

For stockholders of record as of: 03/16/09

Meeting Location:

JCPenney Home Office

6501 Legacy Drive

Plano, TX 75024-3698

For meeting directions, please call:

972-431-1000

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on the cut-off date or the day before the meeting date, as applicable. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

Directors recommend a vote FOR Proposals 1, 2 and 3. Directors recommend a vote AGAINST Proposal 4.

1. Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are:

1h. L. H. Roberts

Nominees: 1i. J. G. Teruel

1a. C. C. Barrett 1j. R. G. Turner

1b. M. A. Burns 1k. M. E. Ullman, III

1c. M. K. Clark 1l. M. E. West

1d. T. J. Engibous

2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending January 30, 2010;

1e. K. B. Foster

3. To approve the adoption of the J. C. Penney Company, Inc. 2009 Long-Term Incentive Plan; and

1f. K. C. Hicks

1g. Burl Osborne

4. To consider a stockholder proposal relating to adoption of principles for health care reform.

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